                                                                    EXHIBIT 99.6

                           CALIFORNIA MICROWAVE, INC.
                               Segment Information
                              (Dollars in millions)


                                              FISCAL 1997
                              -------------------------------------------
BOOKINGS                         Q1         Q2          Q3          Q4         Total
                              -------     -------     -------     -------     --------
Satellite Communications      $  21.2     $  22.3     $  21.9     $  20.3     $   85.7
Terrestrial Microwave            17.8        18.4        21.1        16.4         73.7
                              -------     -------     -------     -------     --------
  Commercial                     39.0        40.7        43.0        36.7        159.4
Government                       21.6        32.1        33.1         8.4         95.2
Eliminations                     (1.8)       (1.1)       (0.8)       (2.8)        (6.5)
                              -------     -------     -------     -------     --------
Total                         $  58.8     $  71.7     $  75.3     $  42.3     $  248.1
                              =======     =======     =======     =======     ========
BOOKINGS MIX
Commercial
  International                   30%         27%         28%         35%         29%
  Domestic                        33%         28%         28%         45%         33%
  Subtotal                        63%         55%         56%         80%         62%
Government                        37%         45%         44%         20%         38%

BOOK-TO-BILL
Satellite Communications         120%        109%        123%         76%        103%
Terrestrial Microwave             99%         99%        120%         82%         99%
                              -------     -------     -------     -------     --------
  Commercial                     109%        104%        122%         78%        102%
Government                        78%        132%        134%         30%         91%
                              -------     -------     -------     -------     --------
Total                             95%        114%        129%         60%         98%

BACKLOG
Satellite Communications      $  14.0     $  15.8     $  19.8     $  13.3
Terrestrial Microwave            11.9        11.7        15.3        11.7
                              -------     -------     -------     -------
  Commercial                     25.9        27.5        35.1        25.0
Government                       70.6        78.3        88.4        67.4
Eliminations                     (2.4)       (2.7)       (3.7)       (1.3)
                              -------     -------     -------     -------
Total                         $  94.1     $ 103.1     $ 119.8     $  91.1
                              =======     =======     =======     =======
SALES
Satellite Communications      $  17.7     $  20.6     $  17.7     $  26.9     $   83.0
Terrestrial Microwave            18.0        18.6        17.6        19.9         74.1
                              -------     -------     -------     -------     --------
  Commercial                     35.7        39.2        35.3        46.8        157.1
Government                       27.9        24.4        24.6        27.8        104.7
Eliminations                     (1.8)        (.8)       (1.3)       (3.5)        (7.6)
                              -------     -------     -------     -------     --------
Total                         $  61.8     $  62.8     $  58.6     $  71.1     $  254.2
                              =======     =======     =======     =======     ========
SALES MIX
Commercial
  International                   24%         28%         28%         31%         28%
  Domestic                        31%         33%         32%         32%         31%
                              -------     -------     -------     -------     --------
  Subtotal                        55%         61%         60%         63%         59%
Government                        45%         39%         40%         37%         41%

GROSS MARGIN
Commercial                        37%         25%         37%         36%         34%
Government                        19%         10%         20%         22%         18%
                              -------     -------     -------     -------     --------
Total                             30%         20%         31%         33%         29%


                                                                  April 23, 1998
                                                                          Page 2


                                               FISCAL 1997
                              -------------------------------------------
EBIT1                           Q1          Q2          Q3          Q4         Total
                              -------     -------     -------     -------     --------
Satellite Communications      $   0.3     $(  2.8)    $   1.0     $   3.3     $    1.8
Terrestrial Microwave             2.7         1.7         2.0         3.3          9.7
                              -------     -------     -------     -------     --------
  Commercial                      3.0        (1.1)        3.0         6.6         11.5
Government                        2.5         0.0         2.2         2.8          7.5
Other                            (2.8)       (1.7)       (1.0)       (3.7)        (9.2)
                              -------     -------     -------     -------     --------
Total                             2.7        (2.8)        4.2         5.7          9.8

EBITDA2
Commercial                    $   4.4     $   0.4     $   4.5     $   8.5     $   17.4
Government                        2.9         0.3         2.5         3.2          8.8
Other                            (2.0)       (1.4)       (0.2)       (3.6)        (6.6)
                              -------     -------     -------     -------     --------
Total                             5.3        (0.7)        6.8         8.1         19.6

1 Earnings Before Interest and Taxes
2 Earnings Before Interest, Taxes, Depreciation and Amortization